   As filed with the Securities and Exchange Commission on November 18, 1997.

                                                Registration No.  333-
                                                                      --------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                            ____________________

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    Under
                             The Securities Act
                             __________________

                            MEDI-JECT CORPORATION
                            ---------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                                41-1350192
          ---------                                ----------
  (State or other jurisdiction of     (I.R.S.  Employer Identification No.)
  incorporation or organization)


                        161 Cheshire Lane, Suite 100
                        Minneapolis, Minnesota 55441
                        ----------------------------
             (Address of principal executive offices) (Zip code)

                     1996 STOCK OPTION PLAN, AS AMENDED
                            (Full title of plan)
                           ______________________

                             Franklin Pass, M.D.
                         161 Cheshire Lane, Suite 100
                        Minneapolis, Minnesota 55441
                        -----------------------------
                   (Name and address of agent for service)
                               (612) 475-7700
                               --------------
        (Telephone number, including area code, of agent for service)
                            ____________________

                                  Copy to:
                                Amy E. Ayotte
                            Dorsey & Whitney LLP
                           220 South Sixth Street
                     Minneapolis, Minnesota  55402-1498
                            ____________________

  Approximate date of commencement of proposed sale to the public: from time to time after the effective date of this Registration Statement.

                        CALCULATION OF REGISTRATION FEE

===================================================================================================
                                               Proposed            Proposed
   Title of each class                     Maximum Offering        Maximum
   of Securities to be    Amount to be          Price         Aggregate Offering      Amount of
   registered              registered        per Unit (1)         Price (1)        Registration Fee
---------------------------------------------------------------------------------------------------
   Common Stock
   ($.01 par value)        700,000(2)          $3.219            $2,253,300             $683
---------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of the Common Stock as reported by the Nasdaq National Market on November 13, 1997.

(2) The number of shares being registered represents the number of additional shares of Common Stock that may be issued pursuant to the Medi-Ject Corporation 1996 Stock Option Plan, as amended (the "Plan"), in addition to 500,000 shares previously registered under the Plan.

Pursuant to General Instruction E of Form S-8, this Registration Statement incorporates by reference the contents of the Company's Registration Statement on Form S-8 relating to the Plan and filed with the Securities and Exchange Commission on January 24, 1997 (File No. 333-20389).

                                    PART II.
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.
         --------

         5    Opinion of Dorsey & Whitney LLP

         23.1 Consent of KPMG Peat Marwick LLP, independent accountants

         23.2 Consent of Dorsey & Whitney LLP (included in Exhibit 5 above)

         24   Power of Attorney

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on this 18th day of November, 1997.

                                 Medi-Ject Corporation

                                 By:  /s/ Franklin Pass, M.D.
                                     -------------------------------------
                                     Franklin Pass, M.D.
                                     President and Chief Executive Officer

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:


Dated:  November 18, 1997



          SIGNATURE                         TITLE
          ---------                         -----

/s/ Franklin Pass, M.D.         President, Chief Executive Officer and Director
----------------------------
Franklin Pass, M.D.             (principal executive officer)

/s/ Mark S. Derus               Vice President of Finance, Chief Financial
----------------------------
Mark S. Derus                   Officer (principal financial and accounting
                                officer)

          *                     Director
----------------------------
Kenneth Evenstad

          *                     Director
----------------------------
Geoffrey Guy

          *                     Director
----------------------------
Norman Jacobs

          *                     Director
----------------------------
Fred Shapiro, M.D.

          *                     Director
----------------------------
Peter Sjostrand

*By: /s/ Franklin Pass, M.D.
     -----------------------
        Franklin Pass, M.D.,
          Attorney-In-Fact

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number    Exhibit
------    -------

  5       Opinion of Dorsey & Whitney LLP

  23.1    Consent of KPMG Peat Marwick LLP, independent accountants

  24      Power of Attorney